The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2018

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q18 vs.				YTD18 vs.
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
Selected income statement data
Fee revenue	$3,168	$3,209	$3,319	$2,886	$3,148	(1)%	1%	$9,696	$9,276	5%
Net securities gains (losses)	—	1	(49)	(26)	19	N/M	N/M	(48)	29	N/M
Fee and other revenue	3,168	3,210	3,270	2,860	3,167	(1)	—	9,648	9,305	4
Income (loss) from consolidated investment management funds	10	12	(11)	17	10	N/M	N/M	11	53	N/M
Net interest revenue	891	916	919	851	839	(3)	6	2,726	2,457	11
Total revenue	4,069	4,138	4,178	3,728	4,016	(2)	1	12,385	11,815	5
Provision for credit losses	(3)	(3)	(5)	(6)	(6)	N/M	N/M	(11)	(18)	N/M
Noninterest expense	2,738	2,747	2,739	3,006	2,654	—	3	8,224	7,951	3
Income before income taxes	1,334	1,394	1,444	728	1,368	(4)	(2)	4,172	3,882	7
Provision (benefit) for income taxes	220	286	282	(453)	348	(23)	(37)	788	949	(17)
Net income	$1,114	$1,108	$1,162	$1,181	$1,020	1%	9%	$3,384	$2,933	15%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,075	$1,055	$1,135	$1,126	$983	2%	9%	$3,265	$2,789	17%

Diluted earnings per common share	$1.06	$1.03	$1.10	$1.08	$0.94	3%	13%	$3.20	$2.64	21%
Average common shares and equivalents outstanding - diluted (in thousands)	1,003,665	1,014,357	1,021,731	1,030,404	1,041,138	(1)%	(4)%	1,013,242	1,043,585	(3)%

Financial ratios
Pre-tax operating margin	33%	34%	35%	20%	34%			34%	33%
Return on common equity (annualized) (a)	11.2%	11.2%	12.2%	12.1%	10.6%			11.6%	10.4%
Return on tangible common equity (annualized) – Non-GAAP (a)	23.1%	23.5%	25.9%	25.9%	21.9%			24.1%	22.0%
Percent of non-U.S. total revenue	37%	37%	37%	39%	36%			37%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$34.5	$33.6	$33.5	$33.3	$32.2	3%	7%
Assets under management (“AUM”) (in trillions)	$1.83	$1.81	$1.87	$1.89	$1.82	1%	—%

Book value per common share (a)	$38.45	$37.97	$37.78	$37.21	$36.11
Tangible book value per common share – Non-GAAP (a)	$19.35	$19.00	$18.78	$18.24	$18.19
Cash dividends per common share	$0.28	$0.24	$0.24	$0.24	$0.24
Common dividend payout ratio	26%	23%	22%	22%	26%
Closing stock price per common share	$50.99	$53.93	$51.53	$53.86	$53.02
Market capitalization	$50,418	$53,927	$52,080	$54,584	$54,294
Common shares outstanding (in thousands)	988,777	999,945	1,010,676	1,013,442	1,024,022

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.2%	11.0%	10.7%	10.3%	10.7%
Tier 1 capital ratio	13.4%	13.1%	12.7%	12.3%	12.8%
Total capital ratio	14.1%	13.8%	13.4%	13.0%	13.6%
Supplementary leverage ratio ("SLR")	6.4%	6.1%	5.9%	5.9%	6.1%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at Sept. 30, 2018 and June 30, 2018 and $1.3 trillion at March 31, 2018, Dec. 31, 2017 and Sept. 30, 2017.

(c)    Regulatory capital ratios for Sept. 30, 2018 are preliminary. All risk-based capital ratios are presented using Advanced Approaches risk-weightings. The capital ratios for the 2017 periods are presented on a fully phased-in basis. See "Capital and Liquidity" for the transitional capital ratios.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						3Q18 vs.				YTD18 vs.
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
Revenue
Investment services fees:
Asset servicing	$1,157	$1,157	$1,168	$1,130	$1,105	—%	5%	$3,482	$3,253	7%
Clearing services	383	392	414	400	383	(2)	—	1,189	1,153	3
Issuer services	287	266	260	197	288	8	—	813	780	4
Treasury services	137	140	138	137	141	(2)	(3)	415	420	(1)
Total investment services fees	1,964	1,955	1,980	1,864	1,917	—	2	5,899	5,606	5
Investment management and performance fees	922	910	960	962	901	1	2	2,792	2,622	6
Foreign exchange and other trading revenue	155	187	209	166	173	(17)	(10)	551	502	10
Financing-related fees	52	53	52	54	54	(2)	(4)	157	162	(3)
Distribution and servicing	34	34	36	38	40	—	(15)	104	122	(15)
Investment and other income (loss)	41	70	82	(198)	63	N/M	N/M	193	262	N/M
Total fee revenue	3,168	3,209	3,319	2,886	3,148	(1)	1	9,696	9,276	5
Net securities gains (losses)	—	1	(49)	(26)	19	N/M	N/M	(48)	29	N/M
Total fee and other revenue	3,168	3,210	3,270	2,860	3,167	(1)	—	9,648	9,305	4
Income (loss) from consolidated investment management funds	10	12	(11)	17	10	N/M	N/M	11	53	N/M
Net interest revenue	891	916	919	851	839	(3)	6	2,726	2,457	11
Total revenue	4,069	4,138	4,178	3,728	4,016	(2)	1	12,385	11,815	5
Provision for credit losses	(3)	(3)	(5)	(6)	(6)	N/M	N/M	(11)	(18)	N/M
Noninterest expense
Staff (a)	1,478	1,489	1,576	1,628	1,485	(1)	—	4,543	4,405	3
Professional, legal and other purchased services	332	328	291	339	305	1	9	951	937	1
Software and equipment	262	266	234	297	233	(2)	12	762	688	11
Net occupancy	139	156	139	153	141	(11)	(1)	434	417	4
Sub-custodian and clearing (b)	106	110	119	102	101	(4)	5	335	312	7
Distribution and servicing	99	106	106	106	109	(7)	(9)	311	313	(1)
Business development	51	62	51	66	49	(18)	4	164	163	1
Bank assessment charges	49	47	52	53	51	4	(4)	148	167	(11)
Amortization of intangible assets	48	48	49	52	52	—	(8)	145	157	(8)
Other (a)(b)(c)	174	135	122	210	128	29	36	431	392	10
Total noninterest expense	2,738	2,747	2,739	3,006	2,654	—	3	8,224	7,951	3
Income before income taxes	1,334	1,394	1,444	728	1,368	(4)	(2)	4,172	3,882	7
Provision (benefit) for income taxes	220	286	282	(453)	348	(23)	(37)	788	949	(17)
Net income	1,114	1,108	1,162	1,181	1,020	1	9	3,384	2,933	15
Net (income) loss attributable to noncontrolling interests	(3)	(5)	9	(6)	(2)	N/M	N/M	1	(18)	N/M
Preferred stock dividends	(36)	(48)	(36)	(49)	(35)	N/M	N/M	(120)	(126)	(5)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,075	$1,055	$1,135	$1,126	$983	2%	9%	$3,265	$2,789	17%

Average common shares and equivalents outstanding: Basic	999,808	1,010,179	1,016,797	1,024,828	1,035,337	(1)%	(3)%	1,008,967	1,037,431	(3)%
Diluted	1,003,665	1,014,357	1,021,731	1,030,404	1,041,138	(1)%	(4)%	1,013,242	1,043,585	(3)%

Earnings per common share: Basic	$1.07	$1.04	$1.11	$1.09	$0.94	3%	14%	$3.21	$2.66	21%
Diluted	$1.06	$1.03	$1.10	$1.08	$0.94	3%	13%	$3.20	$2.64	21%
(a)    In 1Q18, we adopted new accounting guidance included in Accounting Standards Update ("ASU") 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other postretirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, merger and integration ("M&I"), litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2018			2017
(in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from:
Banks	$5,047	$5,361	$4,636	$5,382	$5,557
Interest-bearing deposits with the Federal Reserve and other central banks	74,725	75,116	91,431	91,510	75,808
Interest-bearing deposits with banks	14,519	16,134	15,186	11,979	15,256
Federal funds sold and securities purchased under resale agreements	28,722	26,494	28,784	28,135	27,883
Securities	118,641	119,081	118,789	120,370	120,049
Trading assets	7,804	7,035	8,596	6,022	4,666
Loans	53,987	57,776	60,809	61,540	59,068
Allowance for loan losses	(140)	(145)	(156)	(159)	(161)
Net loans	53,847	57,631	60,653	61,381	58,907
Premises and equipment	1,832	1,752	1,702	1,634	1,631
Accrued interest receivable	640	663	610	610	547
Goodwill	17,390	17,418	17,596	17,564	17,543
Intangible assets	3,258	3,308	3,370	3,411	3,461
Other assets	22,846	22,507	21,638	23,029	22,287
Subtotal assets of operations	349,271	352,500	372,991	371,027	353,595
Assets of consolidated investment management funds, at fair value	499	428	606	731	802
Total assets	$349,770	$352,928	$373,597	$371,758	$354,397
Liabilities
Deposits	$231,590	$230,560	$241,844	$244,322	$230,996
Federal funds purchased and securities sold under repurchase agreements	10,158	13,200	21,600	15,163	10,314
Trading liabilities	3,536	3,580	3,365	3,984	3,253
Payables to customers and broker-dealers	18,683	19,123	20,172	20,184	21,176
Commercial paper	735	2,508	3,936	3,075	2,501
Other borrowed funds	2,934	3,053	1,550	3,028	3,353
Accrued taxes and other expenses	5,601	5,452	5,349	6,225	6,070
Other liabilities	6,552	5,443	5,707	6,050	7,195
Long-term debt	28,113	28,260	27,939	27,979	28,408
Subtotal liabilities of operations	307,902	311,179	331,462	330,010	313,266
Liabilities of consolidated investment management funds, at fair value	7	3	11	2	27
Total liabilities	307,909	311,182	331,473	330,012	313,293
Temporary equity
Redeemable noncontrolling interests	211	189	184	179	197
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,034	26,981	26,911	26,665	26,588
Retained earnings	28,098	27,306	26,496	25,635	24,757
Accumulated other comprehensive loss, net of tax	(2,983)	(2,795)	(2,343)	(2,357)	(2,781)
Less: Treasury stock, at cost	(14,145)	(13,543)	(12,892)	(12,248)	(11,597)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,560	41,505	41,728	41,251	40,523
Nonredeemable noncontrolling interests of consolidated investment management funds	90	52	212	316	384
Total permanent equity	41,650	41,557	41,940	41,567	40,907
Total liabilities, temporary equity and permanent equity	$349,770	$352,928	$373,597	$371,758	$354,397

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q18 vs.				YTD18 vs.
(dollars in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
Investment services fees:
Asset servicing	$1,099	$1,097	$1,113	$1,079	$1,058	—%	4%	$3,309	$3,109	6%
Securities lending	58	60	55	51	47	(3)	23	173	144	20
Clearing services	383	392	414	400	383	(2)	—	1,189	1,153	3
Issuer services	287	266	260	197	288	8	—	813	780	4
Treasury services	137	140	138	137	141	(2)	(3)	415	420	(1)
Total investment services fees	1,964	1,955	1,980	1,864	1,917	—	2	5,899	5,606	5
Investment management and performance fees (a)(b)	922	910	960	962	901	1	2	2,792	2,622	6
Foreign exchange and other trading revenue:
Foreign exchange	150	171	183	175	158	(12)	(5)	504	463	9
Other trading revenue (loss)	5	16	26	(9)	15	N/M	N/M	47	39	N/M
Total foreign exchange and other trading revenue	155	187	209	166	173	(17)	(10)	551	502	10
Financing-related fees	52	53	52	54	54	(2)	(4)	157	162	(3)
Distribution and servicing	34	34	36	38	40	—	(15)	104	122	(15)
Investment and other income (loss):
Corporate/bank-owned life insurance	36	31	36	43	37	N/M	N/M	103	110	N/M
Asset-related gains (losses)	7	15	46	—	1	N/M	N/M	68	(1)	N/M
Expense reimbursements from joint venture	17	19	16	15	18	N/M	N/M	52	49	N/M
Seed capital gains (a)	8	3	—	7	6	N/M	N/M	11	25	N/M
Equity investment income	3	2	—	4	—	N/M	N/M	5	33	N/M
Lease-related gains	—	—	—	4	—	N/M	N/M	—	52	N/M
Other (loss) income	(30)	—	(16)	(271)	1	N/M	N/M	(46)	(6)	N/M
Total investment and other income (loss) (a)	41	70	82	(198)	63	N/M	N/M	193	262	N/M
Total fee revenue	3,168	3,209	3,319	2,886	3,148	(1)	1	9,696	9,276	5
Net securities gains (losses)	—	1	(49)	(26)	19	N/M	N/M	(48)	29	N/M
Total fee and other revenue	$3,168	$3,210	$3,270	$2,860	$3,167	(1)%	—%	$9,648	$9,305	4%
(a) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(b)    On a constant currency basis (Non-GAAP), investment management and performance fees increased 3% compared with 3Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q18		2Q18		1Q18		4Q17		3Q17
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions, presented on an FTE basis)
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign banks)	$14,691	1.58%	$15,748	1.41%	$13,850	1.25%	$14,068	1.03%	$15,899	0.86%
Interest-bearing deposits held at the Federal Reserve and other central banks	61,216	0.80	69,676	0.77	79,068	0.64	74,961	0.54	70,430	0.50
Federal funds sold and securities purchased under resale agreements (a)	26,738	4.18	28,051	3.29	27,903	2.47	28,417	2.11	28,120	1.67
Margin loans	13,738	3.74	14,838	3.46	15,674	2.98	14,018	2.67	13,206	2.60
Non-margin loans:
Domestic offices	28,628	3.59	29,970	3.44	30,415	3.02	30,462	2.73	29,950	2.87
Foreign offices	11,441	2.98	12,258	2.87	12,517	2.51	12,292	2.21	12,788	2.09
Total non-margin loans	40,069	3.42	42,228	3.27	42,932	2.87	42,754	2.58	42,738	2.64
Securities:
U.S. Government obligations	24,423	2.09	23,199	2.02	23,460	1.88	25,195	1.71	25,349	1.67
U.S. Government agency obligations	64,612	2.40	63,022	2.37	62,975	2.23	62,889	2.07	61,710	2.00
States and political subdivisions - tax-exempt	2,453	2.77	2,677	2.75	2,875	2.62	3,010	3.10	3,226	3.06
Other securities	27,017	1.98	28,863	1.75	29,149	1.69	29,131	1.34	28,804	1.34
Trading securities	4,261	3.05	3,784	3.10	4,183	2.62	2,723	2.02	2,359	2.26
Total securities	122,766	2.28	121,545	2.19	122,642	2.05	122,948	1.85	121,448	1.81
Total interest-earning assets	$279,218	2.33%	$292,086	2.14%	$302,069	1.85%	$297,166	1.65%	$291,841	1.59%
Noninterest-earning assets	53,123		54,242		56,106		53,620		53,868
Total assets	$332,341		$346,328		$358,175		$350,786		$345,709

Liabilities and total equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$57,942	0.97%	$54,200	0.78%	$51,612	0.55%	$45,280	0.36%	$44,212	0.28%
Foreign offices	90,694	0.42	98,599	0.28	104,092	0.18	102,483	0.09	98,278	0.10
Total interest-bearing deposits	148,636	0.63	152,799	0.45	155,704	0.30	147,763	0.17	142,490	0.16
Federal funds purchased and securities sold under repurchase agreements (a)	14,199	5.33	18,146	3.48	18,963	2.29	20,211	1.83	21,403	1.30
Trading liabilities	1,150	2.32	1,198	2.43	1,569	2.26	1,406	0.38	1,434	0.54
Other borrowed funds	2,747	2.33	2,399	2.40	2,119	1.67	3,421	1.46	2,197	1.38
Commercial paper	3,102	2.10	3,869	2.13	3,131	1.59	3,391	1.23	2,736	1.15
Payables to customers and broker-dealers	16,252	1.23	16,349	1.10	17,101	0.75	17,868	0.49	18,516	0.42
Long-term debt	28,074	3.17	28,349	3.06	28,407	2.49	28,245	2.29	28,138	2.07
Total interest-bearing liabilities	$214,160	1.37%	$223,109	1.14%	$226,994	0.82%	$222,305	0.65%	$216,914	0.57%
Total noninterest-bearing deposits	60,677		64,768		71,005		69,111		70,168
Other noninterest-bearing liabilities	15,660		16,857		18,571		18,422		17,763
Total The Bank of New York Mellon Corporation shareholders’ equity	41,578		41,292		41,135		40,494		40,322
Noncontrolling interests	266		302		470		454		542
Total liabilities and shareholders’ equity	$332,341		$346,328		$358,175		$350,786		$345,709
Net interest margin		1.27%		1.26%		1.22%		1.14%		1.15%
Net interest margin (FTE) – Non-GAAP (b)		1.28%		1.26%		1.23%		1.16%		1.16%
(a)    Includes the impact of offsetting under enforceable netting agreements of approximately $26 billion for 3Q18, $18 billion for 2Q18, $14 billion for 1Q18, $14 billion for 4Q17 and $7 billion for 3Q17.

(b) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
Note: Interest and average rates were calculated on an FTE basis, at tax rates of approximately 21% for quarters in 2018 and approximately 35% for quarters in 2017, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE

						3Q18 vs.				YTD18 vs.
(dollars in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
Staff (a)	$1,478	$1,489	$1,576	$1,628	$1,485	(1)%	—%	$4,543	$4,405	3%
Professional, legal and other purchased services	332	328	291	339	305	1	9	951	937	1
Software and equipment	262	266	234	297	233	(2)	12	762	688	11
Net occupancy	139	156	139	153	141	(11)	(1)	434	417	4
Sub-custodian and clearing (b)	106	110	119	102	101	(4)	5	335	312	7
Distribution and servicing	99	106	106	106	109	(7)	(9)	311	313	(1)
Business development	51	62	51	66	49	(18)	4	164	163	1
Bank assessment charges	49	47	52	53	51	4	(4)	148	167	(11)
Amortization of intangible assets	48	48	49	52	52	—	(8)	145	157	(8)
Other (a)(b)(c)	174	135	122	210	128	29	36	431	392	10
Total noninterest expense	$2,738	$2,747	$2,739	$3,006	$2,654	—%	3%	$8,224	$7,951	3%

Full-time employees at period end	52,000	52,000	52,100	52,500	52,900	—%	(2)%
(a)    In 1Q18, we adopted new accounting guidance included in ASU 2017-07, Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other postretirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified.

(b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified.
(c)    Beginning in 1Q18, M&I, litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expense categories, primarily other expense.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2018			2017
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Consolidated regulatory capital ratios - fully phased-in basis: (a)
Standardized Approach:
CET1 capital	$18,519	$18,386	$18,334	$17,838	$18,141
Tier 1 capital	22,004	21,877	21,835	21,339	21,649
Total capital	23,499	23,375	23,340	22,838	23,157
Risk-weighted assets	148,448	154,612	156,472	155,324	152,995

CET1 ratio	12.5%	11.9%	11.7%	11.5%	11.9%
Tier 1 capital ratio	14.8	14.1	14.0	13.7	14.2
Total capital ratio	15.8	15.1	14.9	14.7	15.1

Advanced Approaches:
CET1 capital	$18,519	$18,386	$18,334	$17,838	$18,141
Tier 1 capital	22,004	21,877	21,835	21,339	21,649
Total capital	23,305	23,174	23,121	22,608	22,941
Risk-weighted assets	164,770	167,580	171,910	173,711	169,293

CET1 ratio	11.2%	11.0%	10.7%	10.3%	10.7%
Tier 1 capital ratio	13.4	13.1	12.7	12.3	12.8
Total capital ratio	14.1	13.8	13.4	13.0	13.6

Tier 1 leverage ratio	7.0%	6.7%	6.5%	6.4%	6.6%

SLR:
Leverage exposure	$341,569	$355,773	$367,818	$360,543	$355,960
SLR	6.4%	6.1%	5.9%	5.9%	6.1%

Average liquidity coverage ratio (“LCR”)	121%	118%	116%	118%	119%

Consolidated regulatory capital ratios - transitional basis:
Advanced Approaches:
CET1 ratio	N/A	N/A	N/A	10.7%	11.1%
Tier 1 capital ratio	N/A	N/A	N/A	12.7	13.2
Total capital ratio	N/A	N/A	N/A	13.4	14.0

Tier 1 leverage ratio	N/A	N/A	N/A	6.6	6.8
SLR	N/A	N/A	N/A	6.1	6.3
(a)    Regulatory capital ratios for Sept. 30, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

N/A - Not applicable. Beginning Jan. 1, 2018, regulatory capital ratios are fully phased-in.

THE BANK OF NEW YORK MELLON CORPORATION
KEY MARKET METRICS

						3Q18 vs.						YTD18 vs.
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		YTD18	YTD17	YTD17
Key market metrics:
S&P 500 Index (a)	2914	2718	2641	2674	2519	7%		16%		2914	2519	16%
S&P 500 Index - daily average	2850	2703	2733	2603	2467	5		16		2762	2397	15
FTSE 100 Index (a)	7510	7637	7057	7688	7373	(2)		2		7510	7373	2
FTSE 100 Index - daily average	7553	7549	7354	7477	7380	—		2		7485	7348	2
MSCI EAFE (a)	1974	1959	2006	2051	1974	1		—		1974	1974	—
MSCI EAFE - daily average	1964	2018	2073	2005	1934	(3)		2		2018	1847	9
Bloomberg Barclays Global-Aggregate Total Return Index (a)(b)	473	478	491	485	480	(1)		(1)		473	480	(1)
NYSE and NASDAQ share volume (in billions)	190	208	210	188	179	(9)		6		608	565	8
Average interest on excess reserves paid by the Federal Reserve	1.96%	1.79%	1.53%	1.30%	1.25%	17	bps	71	bps	1.76%	1.03%	73	bps

Foreign exchange rates vs. U.S. dollar:
British pound (a)	$1.30	$1.32	$1.41	$1.35	$1.34	(2)%		(3)%		$1.30	$1.34	(3)%
British pound - average rate	1.30	1.36	1.39	1.33	1.31	(4)		(1)		1.35	1.28	5
Euro (a)	1.16	1.17	1.23	1.20	1.18	(1)		(2)		1.16	1.18	(2)
Euro - average rate	1.16	1.19	1.23	1.18	1.17	(3)		(1)		1.19	1.13	5
(a) Period end.
(b) Unhedged in U.S. dollar terms.
bps - basis points.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q18 vs.				YTD18 vs.
(dollars in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
Revenue:
Investment services fees:
Asset servicing (ex. securities lending revenue)	$1,084	$1,080	$1,095	$1,061	$1,040	—%	4%	$3,259	$3,057	7%
Securities lending revenue	52	55	48	45	41	(5)	27	155	123	26
Clearing services	383	391	414	400	381	(2)	1	1,188	1,149	3
Issuer services	288	265	260	196	288	9	—	813	779	4
Treasury services	136	140	138	136	141	(3)	(4)	414	419	(1)
Total investment services fees	1,943	1,931	1,955	1,838	1,891	1	3	5,829	5,527	5
Foreign exchange and other trading revenue	161	172	169	168	154	(6)	5	502	452	11
Other (a)	126	130	126	135	142	(3)	(11)	382	407	(6)
Total fee and other revenue	2,230	2,233	2,250	2,141	2,187	—	2	6,713	6,386	5
Net interest revenue	827	874	844	813	777	(5)	6	2,545	2,245	13
Total revenue	3,057	3,107	3,094	2,954	2,964	(2)	3	9,258	8,631	7
Provision for credit losses	1	1	(7)	(2)	(2)	N/M	N/M	(5)	(5)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,995	1,931	1,913	2,060	1,837	3	9	5,839	5,538	5
Amortization of intangible assets	35	36	36	37	37	(3)	(5)	107	112	(4)
Total noninterest expense	2,030	1,967	1,949	2,097	1,874	3	8	5,946	5,650	5
Income before taxes	$1,026	$1,139	$1,152	$859	$1,092	(10)%	(6)%	$3,317	$2,986	11%

Pre-tax operating margin	34%	37%	37%	29%	37%			36%	35%

Total revenue by line of business:
Asset Servicing	$1,458	$1,520	$1,519	$1,459	$1,420	(4)%	3%	$4,497	$4,144	9%
Pershing	558	558	581	569	542	—	3	1,697	1,611	5
Issuer Services	453	431	418	352	442	5	2	1,302	1,236	5
Treasury Services	324	329	321	322	316	(2)	3	974	929	5
Clearance and Collateral Management	264	269	255	252	244	(2)	8	788	711	11
Total revenue by line of business	$3,057	$3,107	$3,094	$2,954	$2,964	(2)%	3%	$9,258	$8,631	7%
(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q18 vs.				YTD18 vs.
(dollars in millions unless otherwise noted)	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
Average loans	$35,044	$38,002	$39,200	$38,845	$38,038	(8)%	(8)%	$37,400	$40,578	(8)%
Average assets	$246,276	$264,387	$278,095	$260,494	$252,461	(7)%	(2)%	$262,804	$252,675	4%
Average deposits	$192,741	$203,064	$214,130	$204,680	$198,299	(5)%	(3)%	$203,233	$198,796	2%

AUC/A at period end (in trillions) (a)(b)	$34.5	$33.6	$33.5	$33.3	$32.2	3%	7%	$34.5	$32.2	7%
Market value of securities on loan at period end (in billions) (c)	$415	$432	$436	$408	$382	(4)%	9%	$415	$382	9%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,108	6,080	6,075	6,126	6,203	—	(2)%
Average long-term mutual fund assets (U.S. platform)	$527,336	$512,645	$514,542	$508,873	$500,998	3%	5%
Average investor margin loans (U.S. platform)	$10,696	$10,772	$10,930	$9,822	$8,886	(1)%	20%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$2,995	$2,801	$2,698	$2,606	$2,534	7%	18%
(a) Sept. 30, 2018 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.4 trillion at Sept. 30, 2018 and June 30, 2018 and $1.3 trillion at March 31, 2018, Dec. 31, 2017 and Sept. 30, 2017.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $69 billion at Sept. 30, 2018, $70 billion at June 30, 2018, $73 billion at March 31, 2018, $71 billion at Dec. 31, 2017 and $68 billion at Sept. 30, 2017.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						3Q18 vs.				YTD18 vs.
(dollars in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
Revenue:
Investment management fees (a)	$879	$885	$898	$898	$871	(1)%	1%	$2,662	$2,530	5%
Performance fees	30	12	48	50	15	N/M	100	90	44	105
Investment management and performance fees (b)	909	897	946	948	886	1	3	2,752	2,574	7
Distribution and servicing	47	48	50	51	51	(2)	(8)	145	156	(7)
Other (a)	(18)	(4)	16	(25)	(19)	N/M	N/M	(6)	(36)	N/M
Total fee and other revenue (a)	938	941	1,012	974	918	—	2	2,891	2,694	7
Net interest revenue	77	77	76	74	82	—	(6)	230	255	(10)
Total revenue	1,015	1,018	1,088	1,048	1,000	—	2	3,121	2,949	6
Provision for credit losses	(2)	2	2	1	(2)	N/M	N/M	2	1	N/M
Noninterest expense (ex. amortization of intangible assets)	688	685	692	756	687	—	—	2,065	2,038	1
Amortization of intangible assets	13	12	13	15	15	8	(13)	38	45	(16)
Total noninterest expense	701	697	705	771	702	1	—	2,103	2,083	1
Income before taxes	$316	$319	$381	$276	$300	(1)%	5%	$1,016	$865	17%

Pre-tax operating margin	31%	31%	35%	26%	30%			33%	29%
Adjusted pre-tax operating margin – Non-GAAP (c)	35%	35%	39%	29%	34%			36%	33%

Total revenue by line of business:
Asset Management	$704	$702	$770	$738	$693	—%	2%	$2,176	$2,037	7%
Wealth Management	311	316	318	310	307	(2)	1	945	912	4
Total revenue by line of business	$1,015	$1,018	$1,088	$1,048	$1,000	—%	2%	$3,121	$2,949	6%

Average loans	$16,763	$16,974	$16,876	$16,813	$16,724	(1)%	—%	$16,871	$16,481	2%
Average assets	$31,283	$31,504	$31,963	$31,681	$31,689	(1)%	(1)%	$31,577	$31,372	1%
Average deposits	$14,634	$14,252	$13,363	$11,633	$12,374	3%	18%	$14,088	$14,283	(1)%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis, investment management and performance fees increased 3% (Non-GAAP) compared with 3Q17. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure. In 1Q18, the adjusted pre-tax operating margin – Non-GAAP for prior periods was restated to include amortization of intangible assets and the provision for credit losses.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						3Q18 vs.				YTD18 vs.
(dollars in billions)	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18	3Q17	YTD18	YTD17	YTD17
AUM by product type (a)(b)
Equity	$167	$160	$161	$161	$158	4%	6%
Fixed income	202	197	206	206	206	3	(2)
Index	352	334	333	350	333	5	6
Liability-driven investments, including currency overlay	652	663	700	667	622	(2)	5
Multi-asset and alternative investments	184	181	185	214	207	2	(11)
Cash	271	270	283	295	298	—	(9)
Total AUM by product type	$1,828	$1,805	$1,868	$1,893	$1,824	1%	—%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,805	$1,868	$1,893	$1,824	$1,771			$1,893	$1,648
Net inflows (outflows):
Long-term strategies:
Equity	(2)	(3)	—	(6)	(2)			(5)	(8)
Fixed income	2	(4)	7	(2)	4			5	8
Liability-driven investments, including currency overlay	16	2	13	23	(2)			31	27
Multi-asset and alternative investments	2	(3)	(3)	2	3			(4)	6
Total long-term active strategies inflows (outflows)	18	(8)	17	17	3			27	33
Index	(3)	(7)	(13)	(1)	(3)			(23)	(16)
Total long-term strategies inflows (outflows)	15	(15)	4	16	—			4	17
Short-term strategies:
Cash	—	(11)	(14)	(4)	10			(25)	34
Total net inflows (outflows)	15	(26)	(10)	12	10			(21)	51
Net market impact	18	17	(14)	47	17			21	59
Net currency impact	(10)	(53)	29	10	26			(34)	66
Divestiture/Other (c)	—	(1)	(30)	—	—			(31)	—
Ending balance of AUM	$1,828	$1,805	$1,868	$1,893	$1,824	1%	—%	$1,828	$1,824	—%

Wealth Management client assets (a)(d)	$261	$254	$246	$251	$245	3%	7%
(a) Sept. 30, 2018 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Primarily reflects a change in methodology beginning in 1Q18 to exclude AUM related to equity method investments as well as the CenterSquare divestiture.
(d) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	YTD18	YTD17
Fee revenue (loss)	$7	$40	$57	$(221)	$50	$104	$225
Net securities gains (losses)	—	1	(49)	(26)	19	(48)	29
Total fee and other revenue (loss)	7	41	8	(247)	69	56	254
Net interest (expense)	(13)	(35)	(1)	(36)	(20)	(49)	(43)
Total (loss) revenue	(6)	6	7	(283)	49	7	211
Provision for credit losses	(2)	(6)	—	(5)	(2)	(8)	(14)
Noninterest expense	6	81	87	135	77	174	212
(Loss) income before taxes	$(10)	$(69)	$(80)	$(413)	$(26)	$(159)	$13

Average loans and leases	$2,000	$2,090	$2,530	$1,114	$1,182	$2,204	$1,275
Average assets	$54,782	$50,437	$48,117	$58,611	$61,559	$51,139	$57,463

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2018		3Q18 change in unrealized gain (loss)	Sept. 30, 2018			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$49,741		$(214)	$50,934	$49,555		97%	$(1,379)		100%	—%	—%	—%	—%
U.S. Treasury	23,962		(61)	24,827	24,622		99	(205)		100	—	—	—	—
Sovereign debt/sovereign guaranteed	13,069		(45)	12,338	12,386		100	48		74	6	19	1	—
Agency commercial MBS	11,019		(2)	11,129	11,050		99	(79)		100	—	—	—	—
CLOs	3,177		(3)	3,368	3,363		100	(5)		98	—	—	1	1
U.S. Government agencies	3,269		(1)	3,143	3,127		99	(16)		100	—	—	—	—
Foreign covered bonds	2,976		(8)	3,066	3,054		100	(12)		100	—	—	—	—
State and political subdivisions	2,646		(13)	2,372	2,352		99	(20)		78	18	—	—	4
Non-agency RMBS (c)	1,621		(17)	1,265	1,529		121	264		7	9	10	64	10
Non-agency commercial MBS	1,391		1	1,484	1,473		99	(11)		96	4	—	—	—
Corporate bonds	1,146		(1)	1,140	1,118		98	(22)		12	72	16	—	—
Other (d)	4,484		(3)	4,480	4,464		100	(16)		98	—	—	—	2
Total investment securities	$118,501	(e)	$(367)	$119,546	$118,093	(e)	99%	$(1,453)	(e)(f)	94%	2%	3%	1%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $943 million at June 30, 2018 and $889 million at Sept. 30, 2018.
(d) Includes commercial paper with a fair value of $699 million at June 30, 2018. There was no commercial paper at Sept. 30, 2018.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale of $373 million at June 30, 2018 and $593 million at Sept. 30, 2018.
(f) Unrealized losses of $311 million at Sept. 30, 2018 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2018			2017
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Allowance for credit losses - beginning of period:
Allowance for loan losses	$145	$156	$159	$161	$165
Allowance for lending-related commitments	109	100	102	104	105
Allowance for credit losses - beginning of period	$254	$256	$261	$265	$270

Net recoveries (charge-offs):
Charge-offs	(1)	—	—	—	—
Recoveries	1	1	—	2	1
Total net recoveries (charge-offs)	—	1	—	2	1
Provision for credit losses	(3)	(3)	(5)	(6)	(6)
Allowance for credit losses - end of period	$251	$254	$256	$261	$265

Allowance for credit losses - end of period:
Allowance for loan losses	$140	$145	$156	$159	$161
Allowance for lending-related commitments	111	109	100	102	104
Allowance for credit losses - end of period	$251	$254	$256	$261	$265

Allowance for loan losses as a percentage of total loans	0.26%	0.25%	0.26%	0.26%	0.27%

Nonperforming assets	$81	$82	$85	$90	$94

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis, as a supplement to GAAP information. Tangible common shareholders’ equity excludes goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity measure is an additional useful measure for investors because it presents a measure of those assets that can generate income. BNY Mellon has provided a measure of tangible book value per common share, which it believes provides additional useful information as to the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has presented the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly and year-to-date return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	YTD18	YTD17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,075	$1,055	$1,135	$1,126	$983	$3,265	$2,789
Add: Amortization of intangible assets	48	48	49	52	52	145	157
Less: Tax impact of amortization of intangible assets	11	11	12	18	17	34	54
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,112	$1,092	$1,172	$1,160	$1,018	$3,376	$2,892

Average common shareholders’ equity	$38,036	$37,750	$37,593	$36,952	$36,780	$37,795	$35,876
Less: Average goodwill	17,391	17,505	17,581	17,518	17,497	17,492	17,415
Average intangible assets	3,283	3,341	3,397	3,437	3,487	3,340	3,532
Add: Deferred tax liability – tax deductible goodwill (a)	1,066	1,054	1,042	1,034	1,561	1,066	1,561
Deferred tax liability – intangible assets (a)	699	709	716	718	1,092	699	1,092
Average tangible common shareholders’ equity – Non-GAAP	$19,127	$18,667	$18,373	$17,749	$18,449	$18,728	$17,582

Return on common equity – GAAP	11.2%	11.2%	12.2%	12.1%	10.6%	11.6%	10.4%
Return on tangible common equity – Non-GAAP	23.1%	23.5%	25.9%	25.9%	21.9%	24.1%	22.0%
(a) Deferred tax liabilities for the periods in 2017 are based on fully phased-in U.S. capital rules.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2018			2017
(dollars in millions except common shares)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
BNY Mellon shareholders’ equity at period end – GAAP	$41,560	$41,505	$41,728	$41,251	$40,523
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	38,018	37,963	38,186	37,709	36,981
Less: Goodwill	17,390	17,418	17,596	17,564	17,543
Intangible assets	3,258	3,308	3,370	3,411	3,461
Add: Deferred tax liability – tax deductible goodwill (a)	1,066	1,054	1,042	1,034	1,561
Deferred tax liability – intangible assets (a)	699	709	716	718	1,092
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,135	$19,000	$18,978	$18,486	$18,630

Period-end common shares outstanding (in thousands)	988,777	999,945	1,010,676	1,013,442	1,024,022

Book value per common share – GAAP	$38.45	$37.97	$37.78	$37.21	$36.11
Tangible book value per common share – Non-GAAP	$19.35	$19.00	$18.78	$18.24	$18.19
(a) Deferred tax liabilities at Dec. 31, 2017 and Sept. 30, 2017 are based on fully phased-in U.S. capital rules.

Net interest margin reconciliation
(dollars in millions)	3Q18	2Q18	1Q18	4Q17	3Q17
Net interest revenue – GAAP	$891	$916	$919	$851	$839
Add: Tax equivalent adjustment	5	5	6	11	12
Net interest revenue (FTE) – Non-GAAP	$896	$921	$925	$862	$851

Average interest-earning assets	$279,218	$292,086	$302,069	$297,166	$291,841

Net interest margin – GAAP (a)	1.27%	1.26%	1.22%	1.14%	1.15%
Net interest margin (FTE) – Non-GAAP (a)	1.28%	1.26%	1.23%	1.16%	1.16%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	3Q18	2Q18	1Q18	4Q17	3Q17	YTD18	YTD17
Income before income taxes – GAAP	$316	$319	$381	$276	$300	$1,016	$865

Total revenue – GAAP	$1,015	$1,018	$1,088	$1,048	$1,000	$3,121	$2,949
Less: Distribution and servicing expense	99	103	110	107	110	312	315
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$916	$915	$978	$941	$890	$2,809	$2,634

Pre-tax operating margin – GAAP (a)	31%	31%	35%	26%	30%	33%	29%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	35%	35%	39%	29%	34%	36%	33%
(a) Income before taxes divided by total revenue.

Constant currency reconciliations			3Q18 vs.
(dollars in millions)	3Q18	3Q17	3Q17
Consolidated:
Investment management and performance fees	$922	$901	2%
Impact of changes in foreign currency exchange rates	—	(4)
Adjusted investment management and performance fees – Non-GAAP	$922	$897	3%

Investment Management business:
Investment management and performance fees	$909	$886	3%
Impact of changes in foreign currency exchange rates	—	(4)
Adjusted investment management and performance fees – Non-GAAP	$909	$882	3%